UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Home Federal Bancorp, Inc. of Louisiana
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 October 10, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana.  The meeting will be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 12, 2008 at 10:00 a.m., Central Time.

At the annual meeting, you will be asked to elect three directors for three year terms and ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2009.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

Very truly yours,

Daniel R. Herndon
President and Chief Executive Officer

HOME FEDERAL BANCORP, INC. OF LOUISIANA 624 Market Street Shreveport, Louisiana 71101 (318) 222-1145

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME……………………………….	10:00 a.m., Central Time, Wednesday, November 12, 2008

PLACE……………………………..	Home Federal Bancorp, Inc. of Louisiana 624 Market Street Shreveport, Louisiana

ITEMS OF BUSINESS……………
(1)  To elect three directors for a three-year term expiring in 2011 and until their successors are elected and qualified;

(2)  To ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2009; and

(3)  To transact such other business, as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE……………………	Holders of Home Federal Bancorp common stock of record at the close of business on September 30, 2008 are entitled to vote at the meeting.

ANNUAL REPORT………………..	Our 2008 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING…………………..
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction form.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS DeNell W. Mitchell Corporate Secretary
Shreveport, Louisiana October 10, 2008

TABLE OF CONTENTS

Page
About the Annual Meeting of Shareholders……………………………………………………….....................................	1

Information with Respect to Nominees for Director, Continuing Directors and Executive Officers………………………………………………………………………………....................................	3

Election of Directors (Proposal One)………………………………………………………….....................................	3

Members of the Board of Directors Continuing in Office……………………………………......................................	4

Executive Officer Who is Not Also a Director………………………………………………......................................	4

Director Nominations………………………………………………………………………........................................	4

Committees and Meetings of the Board of Directors………………………………………........................................	4

Directors' Attendance at Annual Meetings………………………………………………….......................................	5

Directors' Compensation…………………………………………………………………….......................................	5

Report of the Audit Committee……………………………………………………………………....................................	6

Management Compensation……………………………………………………………………….....................................	7

Summary Compensation Table………………………………………………………………......................................	7

Outstanding Equity Awards at Fiscal Year-End………………………………………………....................................	7

Related Party Transactions……………………………………………………………………...................................	8

Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management……….....................................	8

Section 16(a) Beneficial Ownership Reporting Compliance…………………………………......................................	9

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal Two)……………………………………………………………………………….....................................	9

Audit Fees……………………………………………………………………………………....................................	10

Shareholder Proposals, Nominations and Communications with the Board of Directors………….....................................	11

Annual Reports……………………………………………………………………………………...................................	11

Other Matters……………………………………………………………………………………….................................	12

Appendix A – Audit Committee Charter…………………………………………………………....................................	A-1

PROXY STATEMENT
OF
HOME FEDERAL BANCORP, INC. OF LOUISIANA
_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the parent holding company of Home Federal Savings and Loan Association.  Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at our main office at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 12, 2008 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about October 10, 2008.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of directors and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Home Federal Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, September 30, 2008, are entitled to vote at the meeting. On the record date, we had 3,377,600 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

Yes.  Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•
First, you may send a written notice to our Corporate Secretary, Ms. DeNell W. Mitchell, Home Federal Bancorp, Inc. of Louisiana, 624 Market Street, Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte Sehrt Romig & Hand for fiscal 2009.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The three nominees for director receiving the most "for" votes will be elected directors.  The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for approval of the proposal to ratify the appointment of LaPorte Sehrt Romig & Hand for fiscal 2009.  Abstentions are considered in determining the presence of a quorum and will count as a vote against the proposal to ratify the appointment of the independent registered public accounting firm.

As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Home Federal Mutual Holding Company of Louisiana owns a majority of our outstanding common stock.  The Mutual Holding Company intends to vote all of the shares it owns for the nominees for director and for the ratification of the appointment of LaPorte Sehrt Romig & Hand, thereby ensuring a quorum at the annual meeting, and that each of such proposals will be adopted.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  One class shall be elected annually.  At this meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2011 and until their successors are elected and qualified.

Our Board of Directors has recommended the re-election of Messrs. Humphrey, Harrison and David Herndon as directors.  No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Daniel Herndon and David Herndon III who are brothers.  Shareholders are not permitted to use cumulative voting for the election of directors.  Our Board of Directors has determined that Messrs. Colquitt, Harrison, Hearne, Humphrey, Lawrence and Wedgeworth are independent directors as defined in the Nasdaq listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Home Federal Savings and Loan Association.  The indicated period of service as a director includes service as a director of Home Federal Savings and Loan Association prior to the organization of Home Federal Bancorp in 2005.  Ages are reflected as of June 30, 2008.

Nominees for Director for Three-Year Terms Expiring in 2011

Name	Age	Position with Home Federal Bancorp and Principal Occupation During the Past Five Years	Director Since
David A. Herndon III	71	Director. Retired geologist.	1998

Woodus K. Humphrey	68	Director. Insurance executive, Woodus Humphrey Insurance, Inc., Shreveport, Louisiana.	2001

Mark Malloy Harrison	49	Director. Co-owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, since September 2007, and co-owner of Roly Poly sandwich franchises located in Shreveport and West Monroe, Louisiana since 2005.	2007

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2009

Name	Age	Position with Home Federal Bancorp and Principal Occupation During the Past Five Years	Director Since
Henry M. Hearne	68	Director. Self employed in the fields of investments and farming.	2000

Clyde D. Patterson	66	Director. Executive Vice President of Home Federal Savings and Loan and Home Federal Bancorp since September 1993 and January 2005, respectively.	1990

Amos L. Wedgeworth, Jr.	82	Director. Retired physician.	1980

Directors Whose Terms Expire in 2010

Name	Age	Position with Home Federal Bancorp and Principal Occupation During the Past Five Years	Director Since
Walter T. Colquitt III	63	Director. Dentist, Shreveport, Louisiana.	1993

Daniel R. Herndon	68	Chairman of the Board of Directors of Home Federal Savings and Loan since January 1998. President and Chief Executive Officer of Home Federal Savings and Loan since September 1993. Chairman, President and Chief Executive Officer of Home Federal Bancorp since 2005.	1980

Scott D. Lawrence	62	Director. President of Southwestern Wholesale, Shreveport, Louisiana since 1980.	1994

Executive Officer Who is Not Also a Director

DeNell W. Mitchell, age 52 years, has served as the Vice President and Senior Lending Officer of Home Federal Savings and Loan since 1993 and Secretary-Treasurer since 2004.  Ms. Mitchell has served as Vice President and Corporate Secretary of Home Federal Bancorp since 2005.

Director Nominations

Nominations for director of Home Federal Bancorp are made by the full Board of Directors which acts as the nominating committee pursuant to our federal stock Bylaws.  All of our directors participate in the consideration of director nominees and will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Committees and Meetings of the Board of Directors

During the fiscal year ended June 30, 2008, the Board of Directors of Home Federal Bancorp met 17 times.  No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

We do not currently have a standing compensation committee.  The compensation levels of the Chief Executive Officer and the other officers are determined by the Board of Directors, however, directors Daniel Herndon and Clyde Patterson do not participate in discussions of their own compensation.

Audit Committee.  The Board of Directors has established an Audit Committee consisting of Messrs. Hearne, Lawrence and David Herndon.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Home Federal Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission, except for David Herndon, who is the brother of Daniel Herndon.  The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission.  The Audit Committee met one time in fiscal 2008.  The Audit Committee charter as presently in effect is attached as Appendix A to this proxy statement.

Directors' Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  All of our directors attended the 2007 annual meeting of shareholders.

Directors' Compensation

We do not pay separate compensation to directors for their service on the Board of Directors of Home Federal Bancorp.  During fiscal 2008, members of Home Federal Savings and Loan's Board of Directors received $750 per regular Board meeting held.  Members of Home Federal Savings and Loan's committees received $50 per committee meeting, only if attended.  Members of the Board or committees generally do not receive compensation for meetings held telephonically, although exceptions may be made to this policy.  The members of the Board may also receive bonuses in June and December of each year.  Board fees are subject to periodic adjustment by the Board of Directors.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended June 30, 2008.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total(3)
Walter T. Colquitt III	$12,000	$5,890	$2,690	$2,037	$22,617
Mark Malloy Harrison	8,250	--	--	1,750	10,000
Henry M. Hearne	12,050	5,890	2,690	2,037	22,667
David A. Herndon III	12,050	5,890	2,690	2,037	22,667
Woodus K. Humphrey	11,250	5,890	2,690	2,037	21,867
Scott D. Lawrence	12,050	5,890	2,690	2,037	22,667
Amos L. Wedgeworth, Jr.	11,250	5,890	2,690	2,037	21,867

(1)
The column "Stock Awards" reflects expense recognized during fiscal 2008 in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of restricted stock awards to directors under the 2005 Recognition and Retention Plan.  Such awards are vesting pro rata over five years commencing on the first anniversary of the grant date.  The column "Option Awards" reflects expense recognized during fiscal year 2008 in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of stock options on August 18, 2005 for each non-employee director other than Mr. Harrison made pursuant to our 2005 Stock Option Plan, which options have an exercise price of $9.85 and vest pro rata over five years commencing on the first anniversary of the date of grant.  No restricted stock awards or stock option awards were made in fiscal 2008.

(Footnotes continued on following page)

______________________
(2)
Includes dividends and interest thereon paid on shares awarded pursuant to the 2005 Recognition and Retention Plan that vested during fiscal 2008.  Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned.  Also includes bonuses paid in December 2007 and June 2008.

(3)
At June 30, 2008, each non-employee director other than Mr. Harrison held 1,793 unvested stock awards under our 2005 Recognition and Retention Plan and an aggregate of 7,473 outstanding options under our 2005 Stock Option Plan.

In accordance with the rules and regulations of the Office of Thrift Supervision, no future grants or awards are permissible for our non-employee directors under the 2005 Stock Option Plan or 2005 Recognition and Retention Plan unless previous awards are forfeited by our current non-employee directors.

REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Home Federal Saving and Loan Association and Home Federal Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function.  The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

The Audit Committee has reviewed and discussed Home Federal Bancorp's audited financial statements with management.  The Audit Committee has discussed with Home Federal Bancorp's independent registered public accounting firm, LaPorte Sehrt Romig and Hand, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with LaPorte Sehrt Romig & Hand, the independent auditor's independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp's Annual Report on Form 10-K for fiscal year 2008 for filing with the Securities and Exchange Commission.

            Members of the Audit Committee

            Henry M. Hearne
            David A. Herndon III
            Scott D. Lawrence

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Home Federal Savings and Loan Association for services rendered in all capacities during the fiscal years ended June 30, 2008 and 2007 to our principal executive officer and the only other executive officer whose total compensation exceeded $100,000 during fiscal 2008.  Home Federal Bancorp, the holding company of Home Federal Savings and Loan Association, has not paid separate cash compensation to our executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
Daniel R. Herndon President and Chief Executive Officer	2008 2007	$130,950 130,350	$19,613 23,035	$34,337 34,337	$15,660 15,660	$50,034 51,672	$250,593 255,054
Clyde D. Patterson Executive Vice President	2008 2007	104,000 103,700	15,585 16,370	18,321 18,321	9,418 9,417	39,234 36,988	186,557 184,797
___________________
(1)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during the fiscal year for awards of restricted stock and stock options that vested during the fiscal year, with respect to each of the named executive officers.  The valuation of the restricted stock awards is based on a grant date fair value of $9.85. The assumptions used in valuing the stock option awards are set forth in Note 14 to the Consolidated Financial Statements included in our 2008 Annual Report to Shareholders.

(2)
Includes matching contributions under the Home Federal Savings and Loan 401(k) Plan during fiscal 2008, the fair market value of the shares of Home Federal Bancorp common stock allocated to the employee stock ownership plan accounts of Messrs. Herndon and Patterson during fiscal 2008 and directors' fees paid to each of Messrs. Herndon and Patterson during fiscal 2008.  Also includes health insurance premiums paid on behalf of Messrs. Herndon and Patterson, dividends and interest thereon paid on restricted stock awards in fiscal 2008 and use of a company-owned automobile.

Outstanding Equity Awards at Fiscal Year-End

Home Federal did not grant any awards of restricted stock or stock options during fiscal 2008 to its executive officers named above in the summary compensation table.  The table below sets forth outstanding equity awards at June 30, 2008 to our named executive officers.

Stock Awards
	Option Awards					Market Value
					Number of	of Shares or
	Number of Securities			Option	Shares or Units	Units of Stock
	Underlying Unexercised Options		Exercise	Expiration	of Stock That	That Have
Name	Exercisable	Unexercisable	Price	Date(1)	Have Not Vested	Not Vested(2)
Daniel R. Herndon	17,400	26,100	$9.85	8/18/2015	10,458	$105,626
Clyde D. Patterson	10,464	15,696	9.85	8/18/2015	5,580	56,358
___________________
(1)	Granted pursuant to our 2005 Stock Option Plan and vests at a rate of 20% per year commencing on August 18, 2006.

(2)
Calculated by multiplying the closing market price of our common stock on June 30, 2008, which was $8.90, by the applicable number of shares of common stock underlying the executive officer's stock awards.

Related Party Transactions

In accordance with applicable federal laws and regulations, Home Federal Savings and Loan offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.  It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 30, 2008, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Home Federal Bancorp, (iii) certain executive officers of Home Federal Bancorp; and (iv) all directors and executive officers of Home Federal Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 30, 2008(1)	Percent of Common Stock(2)
Home Federal Mutual Holding Company of Louisiana 624 Market Street Shreveport, Louisiana 71101	2,135,375	63.2%
Third Avenue Management LLC 622 Third Avenue, 32nd Floor New York, New York 10017	251,457(3)	7.4

Directors:
Walter T. Colquitt III	6,889(4)	*
Mark Malloy Harrison	1,700(5)	*
Henry M. Hearne	22,474(4)(6)	*
Daniel R. Herndon	70,838(4)(7)	2.1
David A. Herndon III	26,474(4)(8)	*
Woodus K. Humphrey	6,789(4)	*
Scott D. Lawrence	17,474(4)(9)	*
Clyde D. Patterson	30,251(4)(10)	*
Amos L. Wedgeworth, Jr.	8,474(4)	*

All Directors and Executive Officers as a Group (10 persons)	197,317(4)	5.7%
___________________
*              Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

 (Footnotes continued on following page)

__________________
(3)
This information is based on a Schedule 13G filed with the Securities and Exchange Commission by Third Avenue Management LLC on February 14, 2008. Third Avenue reports sole voting and dispositive power over all the shares.

(4)
Includes a total of 18,725 shares over which the directors and executive officers as a group (10 persons) have voting power which are held in the 2005 Recognition and Retention Plan Trust, that are part of grant awards that are vesting at a rate of 20% per year commencing on August 18, 2006.  The trust holds 1,195 of such shares on behalf of each non-employee director and on behalf of Messrs. Daniel Herndon and Clyde Patterson, 6,972 and 3,720 of such shares, respectively.  Includes a total of 71,784 shares subject to stock options granted pursuant to the 2005 Stock Option Plan that are exercisable within 60 days of the voting record date.  Each non-employee director holds 4,485 of such stock options and Messrs. Daniel Herndon and Clyde Patterson hold 26,100 and 15,696 stock options, respectively.

(5)	Includes 1,000 shares held jointly with Mr. Harrison's spouse and 700 shares held in Mr. Harrison's individual retirement account.

(6)	Includes 5,000 shares held by Mr. Hearne's spouse and 10,000 shares held by the Grand Bend Investments LLC, of which Mr. Hearne is a principal.

(7)
Includes 14,855 shares held in Home Federal Savings and Loan Association's 401(k) Plan for the benefit of Mr. Herndon, 2,967 shares allocated to Mr. Herndon's account in the Home Federal Savings and Loan Association employee stock ownership plan and 13,000 shares held by Herndon Investment Company LLC over which Mr. Herndon disclaims beneficial ownership except with respect to his 50% ownership interest therein.

(8)
Includes 13,000 shares held by Herndon Investment Company LLC, of which Mr. Herndon is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(9)	Includes 5,000 shares held in Mr. Lawrence's individual retirement account.

(10)
The 5,111 shares are held in Home Federal Savings and Loan Association's 401(k) Plan for the benefit of Mr. Patterson and 2,298 shares allocated to Mr. Patterson's account in the employee stock ownership plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock other than Home Federal Mutual Holding Company.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2008, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte Sehrt Romig & Hand, independent registered public accounting firm, to perform the audit of our financial statements for the year ending June 30, 2009, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by LaPorte Sehrt Romig & Hand that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  LaPorte Sehrt Romig & Hand will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte Sehrt Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte Sehrt Romig & Hand is compatible with maintaining their independence.  In fiscal 2008 and 2007, LaPorte Sehrt Romig & Hand performed auditing services as well as reviewed our public filings.  The Audit Committee believes that LaPorte Sehrt Romig & Hand's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to LaPorte Sehrt Romig & Hand for professional services rendered by LaPorte Sehrt Romig & Hand in connection with the audit of Home Federal Bancorp's consolidated financial statements for fiscal 2008 and 2007, as well as the fees paid by us to LaPorte Sehrt Romig & Hand for audit-related services, tax services and all other services rendered by LaPorte Sehrt Romig & Hand to us during fiscal 2008 and 2007.

	Year Ended June 30,
	2008	2007
Audit fees (1)	$97,400	$45,000
Audit-related fees (2)	50,780	15,000
Tax fees	--	--
All other fees (3)	--	450
Total	$148,180	$60,450
___________________

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit related fees consist of fees incurred in connection with the provision of due diligence services and consultations regarding financial and accounting standards.

(3)	All other fees consist of fees incurred in connection with services rendered to review certain operational aspects of an employee benefit plan.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of LaPorte Sehrt Romig & Hand was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2009.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2009, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 12, 2009.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II, Section 15 of Home Federal Bancorp's Bylaws.  Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices five days before the date of the annual meeting.  The notice must include the information required by Article II, Section 15 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article II, Section 14 of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders five days before the date of the annual meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101.  Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Home Federal Bancorp's Annual Report for the year ended June 30, 2008 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the Form 10-K for the year ended June 30, 2008 and exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Home Federal Bancorp.  Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

Appendix A

HOME FEDERAL BANCORP, INC. OF LOUISIANA

AUDIT COMMITTEE CHARTER
(as of October 8, 2008)

I.          Purpose

The Audit Committee of Home Federal Bancorp, Inc. of Louisiana (the "Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee's primary duties and responsibilities are to:

$	Appoint the Company's independent registered public accounting firm.

$	Monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting, legal, and regulatory compliance.

$	Monitor the qualifications, independence, and performance of the Company's independent registered public accounting firm.

$	Provide an avenue of communication among the independent registered public accounting firm, management and the Board of Directors.

•	Monitor the performance of the Company's accounting and internal audit functions.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and has direct access to the independent registered public accounting firm as well as anyone in their organization.  The Audit Committee shall be directly responsible for appointing, determining funding for and overseeing the independent registered public accounting firm in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder.

II.        Composition and Meetings

The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in Rule 10A-3 of the Securities and Exchange Commission ("SEC"), free from any relationship that would interfere with the exercise of his or her independent judgment.  In order to maintain independent judgment, Audit Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company, other than payment for Board or committee service and Audit Committee members are prohibited from owning 20% or more of the Company's voting securities.  All members of the Committee should have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment.

Audit Committee members shall be appointed by the Board.  If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least one time annually, or more frequently as circumstances dictate.  The Committee should meet privately in executive session at least annually with management, the Company's independent registered public accounting firm, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.  The Audit Committee, or at least its Chair, should communicate with management and the independent registered public accounting firm no less than quarterly to review the Company's financial statements and significant findings based upon the independent registered public accounting firm's limited review procedures.  The Audit Committee Chair or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent registered public accounting firm prior to their release.

III.      Responsibilities and Duties

Review Procedures

1.
Review and reassess the adequacy of this Charter at least annually.  Submit the Charter to the Board of Directors for approval.  Have the Charter publicly available in accordance with regulations of the SEC.

2.
Review the Company's annual audited financial statements and unaudited interim financial statements including disclosures within "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing or distribution.  Review should include discussion with management and the independent registered public accounting firm of significant issues regarding accounting principles including critical accounting policies, practices, and judgments.

3.
In consultation with management of the Company, the independent registered public accounting firm and the internal auditor, consider the integrity of the Company's financial reporting processes and controls.  Discuss significant financial risk exposures, including the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements and the steps management has taken to monitor, control, and report such exposures.  Review significant findings prepared by the independent registered public accounting firm and the internal auditor, together with management's responses.

4.
Review with management and the independent registered public accounting firm the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-Q.  Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent registered accounting firm in accordance with Statement on Auditing Standards ("SAS") No. 61.  The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

5.
Review disclosures made by the Chief Executive Officer and the principal financial officer during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

Independent Registered Public Accounting Firm

6.
The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the independent registered public accounting firm (subject, if applicable, to shareholder ratification).  The independent registered public accounting firm reports directly to the Audit Committee and the Audit Committee is responsible for the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting.  The Audit Committee shall also review their independence.

7.	Audit, audit-related, tax and all other services, which are not prohibited by law, shall be pre-approved by the Audit Committee pursuant to such processes as are determined to be advisable.

However, the pre-approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision for all other services, if:

(i)
the aggregate amount of all other services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the calendar year in which the other services are provided;

(ii)	such services were not recognized by the Company at the time of the engagement to be other services; and

(iii)
such services are promptly brought to the attention of the Committee and approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to completion of the audit.

Delegation - The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals.  The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

The pre-approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC.

8.
On an annual basis, review and discuss with the independent registered public accounting firm all significant relationships they have with the Company that could impair their independence.  Consider whether the provision of any non-audit services by the independent registered public accounting firm is compatible with maintaining their independence.

9.
Review the independent registered public accounting firm's audit plan including discussions of audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

10.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent registered public accounting firm including any audit problems or difficulties and management's response.  The Chair of the Audit Committee may represent the entire Committee for purposes of this discussion.  Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61 and obtain the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1.

11.
Consider the independent registered public accounting firm's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.  Prior to releasing the year-end earnings, obtain a report from the independent registered public accounting firm containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management and the potential ramifications of using those alternatives, and (c) other written communications provided by the independent registered public accounting firm to management, e.g., a management letter and schedule of unadjusted audit differences.

12.
Require audit partner (including both the auditor partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit) rotation for a period of no less than five years after each such partner serves in this capacity for five years.

13.
Ensure no former upper level employees of the independent registered public accounting firm who could influence the independent registered public accounting firm serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by SEC regulations.

14.
Inquire of the independent registered public accounting firm whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non-audit products or services to the Company, which is prohibited by Sarbanes-Oxley and the provisions of the Exchange Act and the regulations promulgated thereunder.

15.
Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated thereunder, including, but not limited to, Regulation S-X.

16.	Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent registered public accounting firm.

Internal Audit

17.	Review the annual internal audit plan and recommend any changes.

18.	Review the activities, organizational structure, and qualifications of the internal audit function, as needed.

19.	Ensure that the Company’s internal auditor reports to the Committee.

20.	Review significant reports prepared by the internal audit function together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities

21.
Annually prepare a report to shareholders as required by the SEC.  The report must be included in the Company's annual proxy statement.  The Audit Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements be included in the Company's annual report to shareholders.

22.
Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.  In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

23.
Review and approve all related-party transactions (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above) in accordance with the Company's Code of Conduct and Ethics.

24.	Perform any other activities consistent with this Charter, the Company's Charter and Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

25.
Review the process for communicating and compliance with the Company's "Code of Conduct" to all employees as detailed in the Employee Handbook.  This "Code" also includes the "Whistleblower Procedures," which details procedures for reporting violations of the Code of Conduct.

26.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV.           Outside Advisors

27.	The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary within the Committee's scope of responsibilities.

REVOCABLE PROXY
[X] Please Mark Votes As in This Example	HOME FEDERAL BANCORP, INC. OF LOUISIANA

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 2008 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. held of record by the undersigned on September 30, 2008 at the Annual Meeting of Shareholders to be held at the main office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 12, 2008, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.           ELECTION of directors for three-year term.

  [   ]     FOR                              [   ]      WITHHOLD                                [   ]     FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2011: David A. Herndon III, Woodus K. Humphrey and Mark Malloy Harrison

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2009.

  [   ]     FOR                              [   ]      AGAINST                                    [   ]     ABSTAIN

3.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date this Proxy in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above
-------------------------------------------------------------------------------------------------------------------------------------
▲                                           Detach above card, sign, date and mail in postage paid envelope provided.                                  ▲

HOME BANCORP, INC. OF LOUISIANA

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. of Louisiana and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2008, prior to the signing of this proxy.

Please sign this proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

HOME FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN VOTING INSTRUCTION BALLOT
____________________
[X] Please Mark Votes	HOME FEDERAL BANCORP, INC. OF LOUISIANA
As in This Example	ANNUAL MEETING OF SHAREHOLDERS
____________________

The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan (the "401(k) Plan") of Home Federal Savings and Loan Association to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account as of September 30, 2008 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 12, 2008, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.           ELECTION of directors for three year term.

  [    ]     FOR                                    [    ]       WITHHOLD                               [    ]       FOR ALL EXCEPT

NOMINEES for three year term expiring in 2011:	David A. Herndon III, Woodus K. Humphrey and Mark Malloy Harrison

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2009.

  [    ]     FOR                                    [    ]       AGAINST                                   [    ]       ABSTAIN

3.           In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2008 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.  When signing in a representative capacity, please give title.

Please be sure to sign and date this Card.	Date
Participant sign above

October 10, 2008

To:	Participants in the Home Federal Savings and Loan Association Employees' Savings and Profit Sharing Plan (the "401(k) Plan")

Re:	Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Savings and Loan Association 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2008 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot.  In order to be effective, your Voting Instruction Ballot must be received by Clyde D. Patterson no later than November 5, 2008.  Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Daniel R. Herndon
President

HOME FEDERAL SAVINGS AND LOAN ASSOCIATION RECOGNITION AND RETENTION PLAN VOTING INSTRUCTION BALLOT
____________________

[X] Please Mark Votes	HOME FEDERAL BANCORP, INC. OF LOUISIANA
As in This Example	ANNUAL MEETING OF SHAREHOLDERS
____________________

The undersigned hereby instructs the Trustees of the 2005 Recognition and Retention Plan (the "Recognition Plan") of Home Federal Bancorp, Inc. to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. granted pursuant to the Recognition Plan to the undersigned as of September 30, 2008 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 12, 2008, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.           ELECTION of directors for three year term.

  [    ]     FOR                                    [    ]       WITHHOLD                               [    ]       FOR ALL EXCEPT

NOMINEES for three year term expiring in 2011:	David A. Herndon III, Woodus K. Humphrey and Mark Malloy Harrison

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except"
and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2009.

 [    ]     FOR                                    [    ]       AGAINST                                   [    ]       ABSTAIN

3.           In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2008 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.  When signing in a representative capacity, please give title.

Please be sure to sign and date this Card.	Date
Participant sign above

 October 10, 2008

To:	Persons Granted Restricted Stock under Home Federal Bancorp's Recognition and Retention Plan (the "Recognition Plan")

Re:	Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp granted to you pursuant to the 2005 Recognition and Retention Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2008 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote the restricted shares granted to you by marking, dating, signing and returning the enclosed Voting Instruction Ballot.  Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees at the Annual Meeting.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the restricted shares granted to you will be voted by the Trustees in their sole discretion.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you pursuant to the 2005 Recognition and Retention Plan.  If you also own shares of Home Federal Bancorp common stock outside of the Recognition Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Daniel R. Herndon
President

HOME FEDERAL SAVINGS AND LOAN ASSOCIATION
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT
____________________

HOME FEDERAL BANCORP, INC. OF LOUISIANA
[X] Please Mark Votes	ANNUAL MEETING OF SHAREHOLDERS
As in This Example	____________________

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the "ESOP") of Home Federal Savings and Loan Association to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account as of September 30, 2008 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 12, 2008, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.           ELECTION of directors for three year term.

 [    ]     FOR                                    [    ]       WITHHOLD                               [    ]       FOR ALL EXCEPT

NOMINEES for three year term expiring in 2011:	David A. Herndon III, Woodus K. Humphrey and Mark Malloy Harrison

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2009.

 [    ]     FOR                                    [    ]       AGAINST                                   [    ]       ABSTAIN

3.           In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2008 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.  When signing in a representative capacity, please give title.

Please be sure to sign and date this Card.	Date
Participant sign above

October 10, 2008

To:	Participants in the Home Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP")

Re:	Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Savings and Loan Association ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2008 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot.  In order to be effective, your Voting Instruction Ballot must be received by Clyde D. Patterson no later than November 5, 2008.  Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Daniel R. Herndon
President